UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

FIRST CHOICE BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 345-9092

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 21, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 26, 2021 (the “Merger Agreement”), by and among First Choice Bancorp, a California corporation (“First Choice”), First Choice Bank, a California chartered commercial bank and wholly-owned subsidiary of First Choice (“FCB”), Enterprise Financial Services Corp, a Delaware corporation (“Enterprise”), and Enterprise Bank & Trust, a Missouri state-chartered trust company with banking powers and wholly-owned subsidiary of Enterprise (“EB&T”), pursuant to which First Choice will merge with and into Enterprise, with Enterprise continuing as the surviving entity (the “Merger”), effective as of 11:59 p.m. Eastern time on July 21, 2021 (the “Effective Time”).

At the Effective Time, each share of First Choice common stock outstanding immediately prior to the effective time will be converted into the right to receive 0.6603 shares of Enterprise common stock, as well as cash in lieu of fractional shares of Enterprise common stock.

At the Effective Time, (a) each unvested option to acquire shares of First Choice common stock (each, a “First Choice Option”) will vest or be forfeited, as the case may be, pursuant to the terms of the First Choice benefit plan and/or award agreement, and (b) each vested and outstanding First Choice Option granted under any First Choice benefit plan and/or award agreement will be canceled and extinguished and exchanged for the right to receive (without interest) an amount of cash equal to the product of (i) the aggregate number of shares of First Choice common stock issuable upon exercise of such First Choice Option and (ii) the excess, if any, of (A) the product of (x) the Exchange Ratio and (y) the daily volume weighted average price of Enterprise’s common stock for the 20 consecutive trading days ending on the trading day immediately preceding the closing date of the Merger, over (B) the per-share exercise price of such First Choice Option, less any applicable taxes required to be withheld with respect to such cash payment.

At the Effective Time, each award of First Choice restricted stock units and other stock-based awards granted by First Choice that is then unsettled or unvested will vest or be cancelled, as the case may be, pursuant to the terms of the applicable stock plan and/or award agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of shares of Enterprise common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-256265) filed by Enterprise with the Securities and Exchange Commission (the “SEC”) and declared effective on June 4, 2021.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 21, 2021, First Choice notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq (i) suspend trading of First Choice common stock prior to the opening of trading on July 22, 2021, (ii) withdraw First Choice common stock from listing on Nasdaq prior to the opening of trading on July 22, 2021 and (iii) file with the Securities and Exchange Commission (the “SEC”) notifications of delisting of First Choice common stock on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, First Choice common stock will no longer be listed on Nasdaq.

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Additionally, Enterprise, as successor to First Choice, intends to file with the SEC a certification on Form 15 requesting the deregistration of First Choice common stock under Section 12(g) of the Exchange Act and the suspension of First Choice’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of First common stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On July 21, 2021, First Choice was merged with and into Enterprise pursuant to the Merger Agreement, with Enterprise continuing as the surviving corporation.

The information set forth under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, First Choice’s directors and executive officers ceased serving as directors and executive officers of First Choice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 26, 2021, by and among First Choice Bancorp, First Choice Bank, Enterprise Financial Services Corp, and Enterprise Bank & Trust (incorporated by reference to Exhibit 2.1 of First Choice’s Current Report on Form 8-K filed with the SEC on April 26, 2021).
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE BANCORP

Dated: July 21, 2021	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer